Principal Variable Contracts Funds, Inc.
Supplement dated January 10, 2020
to the Statement of Additional Information dated May 1, 2019
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Delete references to Mihail Dobrinov.

In the Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeffrey Kilkenny(1): International Emerging Markets Account
Registered investment companies	1	$317.0 million	0	$0
Other pooled investment vehicles	1	$722.6 million	0	$0
Other accounts	1	$247.6 million	0	$0
(1) Information as of November 30, 2019. Portfolio Manager added effective January 10, 2020.
In the Ownership of Securities table, add the following row alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey Kilkenny(1)	International Emerging Markets	None
(1) Information as of January 8, 2020